Stadion Olympus Fund™
Class A Shares (STOAX), CUSIP 85235B871 Class C Shares (STOGX), CUSIP 85235B863 Class I Shares (STOIX), CUSIP 85235B855	Summary Prospectus — October 1, 2012
Before you invest, you may want to review the Olympus Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Olympus Fund’s Prospectus, SAI and other information about the Fund online at http://www.gofilepoint.com/stadion. You can also get this information at no cost by calling (866) 383-7636 or by sending an email request to fundinfo@ultimusllc.com. The current Prospectus and SAI, dated October 1, 2012, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Stadion Olympus Fund™ (the “Olympus Fund”) is to seek long-term capital appreciation, while maintaining a secondary emphasis on capital preservation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Olympus Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Olympus Fund. More information about these and other discounts is available from your financial professional and in the Prospectus in the “Class A Shares” section beginning on page 63 and in the SAI in the “Additional Purchase and Redemption Information” section beginning on page 29.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load)	6.75%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%(1)	1.00%(2)	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Shares
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(3)	0.99%	2.05%	2.19%
Acquired Fund Fees and Expenses(3)	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	2.71%	4.52%	3.66%
Management Fee Waivers and Expense Reimbursements(4)	0.54%	1.60%	1.74%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(4)	2.17%	2.92%	1.92%

(1)
In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

(2)	A 1.00% CDSC will be assessed on shares purchased on or after October 1, 2012 and redeemed within 12 months of purchase.

(3)	Based on estimated amounts for the current fiscal year.

(4)
Stadion Money Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Olympus Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.70% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until October 1, 2013. The Expense Limitation Agreement may be terminated by the Trust or the Advisor at the end of its then-current term upon not less than 90 days’ notice.

Example

This Example is intended to help you compare the cost of investing in shares of the Olympus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Olympus Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Olympus Fund’s operating expenses remain the same, except the contractual arrangement to waive Management Fees and assume other expenses remains in effect only until October 1, 2013. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming Redemption at End of Period
	1 Year	3 Years
Class A	$782	$1,320
Class C	$395	$1,222
Class I	$195	$960

Assuming No Redemption
	1 Year	3 Years
Class C	$295	$1,222

Portfolio Turnover

The Olympus Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Olympus Fund’s performance. During the most recent fiscal period, the Olympus Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Olympus Fund invests primarily in, and allocates its investments primarily between, Indexed Investments (defined below) that are intended to be generally representative of the performance of non-U.S. developed and emerging markets and market sectors, and cash positions (defined below). Indexed Investments include exchange-traded funds or ETFs (funds traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to correspond with the performance of a securities index or sector of an index), groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds or other index- or sector-based groups of related securities) and index-based mutual funds or other investment companies (collectively, “Indexed Investments”). Cash positions include cash and short-term, highly liquid investments, such as money market mutual funds (“Cash Positions”).

In allocating the Olympus Fund’s assets, the Advisor uses a proprietary, technically driven asset allocation model to determine current risk in the broad equity markets (reflected in the Advisor’s model by a weighted average score) based on a number of technical indicators examined by the Advisor. The technical indicators examined by the Advisor are primarily focused on trend analysis, such as analysis of price trends (e.g., determining risk based on movements of market prices up or down), breadth trends (e.g., analyzing the ratio of the number of advancing stocks to declining stocks) and relative strength (i.e., comparing risk profiles of investment alternatives such as small cap vs. large cap or growth vs. value).

Based on its allocation model, the Advisor seeks to evaluate the risk levels for different non-U.S. markets and market sectors. For example, the Advisor will use the model to make a technical determination of the risk that different markets or market sectors will decline. The Advisor then seeks to participate in markets and market sectors with low risk scores, and seeks to divest investments in markets and market sectors with high risk scores.

To participate in non-U.S. developed and emerging markets and market sectors, the Advisor’s investment philosophy emphasizes purchasing Indexed Investments, which the Advisor believes are a convenient way to invest in both broad market indexes (e.g., the MSCI World, MSCI ACW, Global Dow, MSCI EAFE etc.), specific country or region indexes (e.g., MSCI Spain, WisdomTree Australia Dividend, the S&P Asia 50 etc.) and market sector indexes (e.g., country- or region-specific healthcare indexes, utilities indexes, real estate indexes, etc.). The Olympus Fund may invest in non-U.S. developed and emerging markets and market sectors of all types, including Indexed Investments that invest in non-U.S. developed and emerging markets and market sectors (including specific non-U.S. countries and regions) and Indexed Investments that invest in global or international indexes that include exposure to domestic markets or sectors. The Olympus Fund may invest in fixed-income Indexed Investments with portfolios comprised of domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by one or more nationally recognized rating agencies or, if not so rated, are of equivalent quality in the opinion of the Advisor.

In general, the Olympus Fund will purchase or increase its exposure to Indexed Investments tracking non-U.S. equity markets or market sectors when the Advisor’s asset allocation model and risk analysis indicates that the applicable market or market sector is at low risk of losing value or presents opportunities for growth and appreciation. The Olympus Fund will generally sell interests or reduce investment exposure in Indexed Investments tracking non-U.S. equity markets or market sectors in favor of foreign or domestic fixed-income Indexed Investments or Cash Positions when the Advisor’s asset allocation model and risk analysis indicates that such markets have become or are becoming risky. As a result, the Olympus Fund may be substantially or fully invested in foreign or domestic fixed-income Indexed Investments, Cash Positions, and similar securities when the Advisor believes there are significant risks in the non-U.S. equity markets.

The Olympus Fund also has the flexibility to enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on its investments.

Although the Olympus Fund will focus on non-U.S. markets and market sectors, the Olympus Fund will have exposure to U.S. markets and market sectors to the extent that the portfolios of the Indexed Investments in which the Fund invests (e.g., those tracking international or global indexes with U.S. exposure or domestic fixed-income indexes) contain U.S. securities or track U.S. markets or market sectors. The Olympus Fund may invest in Indexed Investments tracking equity markets or market sectors with portfolios comprised of domestic or foreign companies in any sector of any size.

The Advisor intends to invest in Cash Positions, and manage such Cash Positions strategically, when it believes markets are overvalued or market risk is too high. As part of its principal investment strategy, the Olympus Fund may invest up to 100% of its portfolio in Cash Positions.

As a result of its trading strategies, the Olympus Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year. A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Olympus Fund is expected to be significantly greater than 100%.

The Olympus Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Olympus Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

PRINCIPAL RISKS

An investment in the Olympus Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Olympus Fund will be successful in meeting its investment objective. The Olympus Fund is best suited for long-term investors. Generally, the Olympus Fund will be subject to the following risks:

Market Risk: Market risk refers to the risk that the value of securities in the Olympus Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Olympus Fund’s portfolio) may decline, regardless of their long-term prospects.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States, or investing in Indexed Investments focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Olympus Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional information about foreign securities risk can be found in the Olympus Fund’s SAI.

Currency Risk: Investments in foreign markets involve currency risk, which is the risk that the values of the Indexed Investments and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. The Olympus Fund may, but is not required to, hedge against currency risk through the use of forward foreign currency contracts, which are obligations to purchase or sell a specified currency at a future date at a price established at the time of the contract. Forward foreign currency contracts involve the risk of loss due to the imposition of exchange controls by a foreign government, the delivery failure or default by the other party to the transaction or the inability of the Fund to close out a position if the trading market becomes illiquid. There can be no assurance that any currency hedging transactions will be successful, and the Olympus Fund may suffer losses from these transactions.

Emerging Markets Risk: Investments in emerging markets, which include Africa, Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. and other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in emerging market countries are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations or instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some emerging market countries.

Management Style Risk: The share price of the Olympus Fund changes daily based on the performance of the securities in which it invests. The ability of the Olympus Fund to meet its investment objective is directly related to the ability of the Advisor’s allocation model to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Advisor’s judgments about the attractiveness, value and potential appreciation of particular investments in which the Olympus Fund invests will be correct or produce the desired results. If the Advisor fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Olympus Fund’s share price may be adversely affected.

Risks Related to “Fund of Funds” Structure: Under the Investment Company Act of 1940, the Olympus Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Olympus Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission that is applicable to the Olympus Fund; and (ii) the ETF and the Olympus Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Olympus Fund from allocating its investments in the manner the Advisor considers optimal, or cause the Advisor to select an investment other than that which the Advisor considers optimal.

Since the Olympus Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Olympus Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Olympus Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Olympus Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Investments in shares of ETFs and similar investments involve risks generally associated with investments in common stocks, including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETFs held by the Fund. Such investments also involve the risks that: (1) an active trading market for shares may not develop or be maintained; (2) an ETF’s share price may not track its specified market index and may trade below its NAV; and (3) ETFs in which the Fund invests generally are not actively managed and do not attempt to take defensive positions in volatile or declining markets.

Tracking Risk: Investment in the Olympus Fund should be made with the understanding that the Indexed Investments in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Indexed Investments in which the Olympus Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the Indexed Investments may, from time to time, temporarily be unavailable, which may further impede the Indexed Investments’ ability to track their applicable indices or match their performance.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the Olympus Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Olympus Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Olympus Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Sector/Focused Investment Risk: Another area of risk involves the potential focus of the Olympus Fund’s assets in securities of a particular sector or issuers having similar characteristics. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Olympus Fund invests more heavily in a particular sector or focuses its investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a Fund that is more widely diversified. The sectors in which the Olympus Fund may invest in more heavily will vary.

Fixed Income Risk: There are risks associated with the potential investment of the Olympus Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk. These risks could affect the value of investments of the Olympus Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Olympus Fund’s SAI.

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Credit Risk. The value of the Olympus Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

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Interest Rate Risk. The value of the Olympus Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Olympus Fund’s fixed income investments can be expected to decline.

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Maturity Risk. The value of the Olympus Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Risks Related to Investments in Money Market Mutual Funds: Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. The Olympus Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Small and Medium Capitalization Companies Risk: The Olympus Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e. companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization). Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Large Capitalization Companies Risk: Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

PERFORMANCE SUMMARY

The Olympus Fund began operations on April 2, 2012 and therefore does not have a performance history for a full calendar year to report. After the Olympus Fund has returns for a full calendar year, this Prospectus will provide performance information which will give some indication of the risks of an investment in the Olympus Fund by comparing the Fund’s performance with a broad measure of market performance. How the Olympus Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Updated performance information, current through the most recent month end, is available at www.stadionfunds.com or by calling 1-866-383-7636.

MANAGEMENT OF THE FUND

Stadion Money Management, LLC is the Olympus Fund’s investment adviser.

The Advisor employs a team of investment professionals responsible for the day-to-day management of the Olympus Fund’s investments. Its members are:

Name	Title with the Advisor	Length of Service to the Fund
Timothy A. Chapman	Chief Executive Officer	Since April 1, 2012
Judson P. Doherty, CFA	President	Since April 1, 2012
Gregory L. Morris	Portfolio Manager	Since April 1, 2012
Brad A. Thompson, CFA	Chief Investment Officer	Since April 1, 2012

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment
$1,000 for Class A and Class C shares; $500,000 for Class I shares.

Minimum Subsequent Investment
$250 for Class A and Class C shares; $5,000 for Class I shares.

General Information
You may purchase or redeem (sell) shares of the Olympus Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

TAX INFORMATION

The Olympus Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Olympus Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.